--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2004

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)


       Delaware                        333-44634                 75-2287683
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)



                          2435 North Central Expressway
                             Richardson, Texas 75080
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 699-4062

--------------------------------------------------------------------------------

Item 7. Financial Statements and Exhibits.

          Exhibit.

          99.1 Press Release dated February 25, 2004, reporting financial results for the three months and year ended December 31, 2003.


Item 12. Results of Operations and Financial Condition and Exhibit

          A press release issued by Kaneb Services LLC and Kaneb Pipe Line Partners, L.P. ("KPP"), which conducts business through its 99% limited partnership interest in its subsidiary, the Registrant, on February 25, 2004 regarding financial results for the three months and year ended December 31, 2003 is attached hereto as Exhibit 99.1, and excluding the final paragraph thereof, is incorporated herein by reference. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

                                     By: Kaneb Pipe Line Company LLC,
                                         as General Partner



Dated February 25, 2004                    //s//  HOWARD C. WADSWORTH
                                     -------------------------------------------
                                     Howard C. Wadsworth
                                     Vice President, Treasurer and Secretary